UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2015

 HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 893-8999
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 28, 2015, Harvard Bioscience, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of three Class III Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2018 or until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal, (ii) to approve an amendment to the Company’s Third Amended and Restated 2000 Stock Option and Incentive Plan to increase the number of authorized shares of common stock available for issuance thereunder by 2,500,000 shares, (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and (iv) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers. The voting results are reported below.

Proposal 1 - Election of Directors

Jeffrey A. Duchemin, Earl R. Lewis and George Uveges were elected as Class III Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2018 or until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable.  The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey A. Duchemin	18,630,614	6,198,119	5,570,176

Earl R. Lewis	11,859,474	12,969,259	5,570,176

George Uveges	18,010,860	6,817,873	5,570,176

Proposal 2 – Amendment to Third Amended and Restated 2000 Stock Option and Incentive Plan

The amendment to the Company’s Third Amended and Restated 2000 Stock Option and Incentive Plan to increase the number of authorized shares of common stock available for issuance thereunder by 2,500,000 shares was approved. There were no broker non-votes on this proposal. The results of the approval were as follows:

Votes For	Votes Against	Votes Abstained
16,604,072	7,918,765	305,896

Proposal 3 - Ratification of the Appointment of KPMG LLP

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified. There were no broker non-votes on this proposal. The results of the ratification were as follows:

Votes For	Votes Against	Votes Abstained
30,079,258	304,714	14,937

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,907,200	10,681,172	240,361	5,570,176

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)

June 2, 2015	/s/ ROBERT E. GAGNON
(Date)	Robert E. Gagnon Chief Financial Officer